UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

TRULI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53641	26-3090646
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

344 GROVE ST #2 #4018 JERSEY CITY, NJ	07302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 862-2979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series D Preferred Stock

On March 25, 2019, Truli Technologies, Inc. (the “Company”) filed a Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series D Convertible Preferred Stock (the “Series D Certificate of Designation”) with the Secretary of State of the State of Delaware. The Series D Certificate of Designation provides for the issuance of up to 500,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share. The Series D Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Series E Preferred Stock

On March 25, 2019, the Company filed a Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series E Convertible Preferred Stock (the “Series E Certificate of Designation”) with the Secretary of State of the State of Delaware. The Series E Certificate of Designation provides for the issuance of up to 775,000 shares of Series E Convertible Preferred Stock, par value $0.0001 per share. The Series E Certificate of Designation is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Series F Preferred Stock

On March 25, 2019, the Company filed a Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series F Convertible Preferred Stock (the “Series F Certificate of Designation”) with the Secretary of State of the State of Delaware. The Series F Certificate of Designation provides for the issuance of up to 200,000 shares of Series F Convertible Preferred Stock, par value $0.0001 per share. The Series F Certificate of Designation is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Series D Certificate of Designation
3.2	Series E Certificate of Designation
3.3	Series F Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 29, 2019	TRULI TECHNOLOGIES, INC.

	By:	/s/ Miles Jennings
Miles Jennings
Chief Executive Officer (Principal Executive Officer)

2